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                                                                   EX.99.906CERT


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Brazos Mutual Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Brazos Mutual Funds for the year ended November 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Brazos Mutual Funds for the stated period.


 /s/ Wayne G. Willems                       /s/ Benjamin C. Bell, Jr.
---------------------------------           ---------------------------
Wayne G. Willems                            Benjamin C. Bell, Jr.
President, Brazos Mutual Funds              Chief Financial Officer & Treasurer,
                                            Brazos Mutual Funds


Dated: 2/7/06
      ---------------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Brazos Mutual Funds for purposes of the Securities Exchange Act of 1934.


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